EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rahul Sen Gupta, Chief Financial Officer of Manas Petroleum Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q/A of the Company for the quarter ended March 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 17, 2008

/S/Rahul Sen Gupta
_______________________________
Rahul Sen Gupta
Chief Financial Officer